Exhibit 99.1


  Greene County Banchares Reports Fourth Quarter Diluted EPS up 33%

         2006 Marks Sixth Consecutive Year of Record Earnings


    GREENEVILLE, Tenn.--(BUSINESS WIRE)--January 22, 2007--Greene County Bancshares, Inc. (NASDAQ: GCBS) today reported a strong finish to 2006, with earnings per diluted share up 33% for the fourth quarter. Driven by higher net interest income and significant growth in non-interest income - and underpinned by improving credit quality trends - the Company's fourth quarter results enabled Greene County Bancshares to post its sixth consecutive year of record earnings.

    Net income for the fourth quarter of 2006 increased to $5,174,000, up 35% from $3,838,000 in the fourth quarter of 2005. On a diluted per share basis, earnings totaled $0.52 for the fourth quarter, an increase of 33% from $0.39 reported for the fourth quarter of 2005. For the full year 2006, net income reached $21,262,000 versus $14,163,000 for 2005, an increase of over 50%. On a diluted per share basis, earnings for 2006 totaled $2.14, rising 25% from $1.71 in the same period a year ago.

    Commenting on the Company's announcement, Stan Puckett, Chairman and Chief Executive Officer, said, "As our reported results indicate, our company made significant progress during 2006 in terms of new business development and ongoing market penetration across virtually all of our markets. Programs to increase loan volume and build our deposit base have been successful, translating into significant organic balance sheet growth during the year. This, coupled with improved net interest margins and steady improvements in our asset quality measures, provided continued momentum for revenue and earnings growth in 2006 - easily the most growth we have witnessed in the last six years of record results."

    Return on Average Assets (ROA) improved notably compared with the year-earlier period. The Company's ROA was 1.20% in the fourth quarter of 2006 compared with 0.98% in the year-earlier quarter. Return on Average Equity (ROE) increased to 11.16% in the fourth quarter of 2006 from 9.10% in the fourth quarter of 2005. Return on Average Tangible Equity (average shareholders' equity less goodwill and intangible assets) (ROTE) was 14.10% in the fourth quarter of 2006 versus 11.65% in the year-earlier quarter. For the year, ROA increased to 1.28% from 1.02% for 2005, while ROE increased to 11.91% from 11.09% for 2005. ROTE for 2006 was 15.25% versus 14.04% for 2005.

    Puckett noted that quarterly loan growth remained healthy throughout 2006, with the Company's loan portfolio rising approximately 12% over 2005, underscoring the economic strength of the Company's key markets. At the same time, credit quality remained strong, as non-performing loans relative to total loans declined to 0.23% at year's end, down from 0.49% at the end of 2005. Net charge-offs for 2006 were 0.20% of average total loans versus 0.32% in 2005.

    The net interest margin was 4.66% for the current quarter, dropping just one basis point from net interest margin of 4.67% in the year-earlier period. For the full year, net interest margin increased 16 basis points to 4.77% from 4.61% in 2005. Improved margins for the full year 2006, achieved against challenging competitive and interest rate environments, reflected the Company's ongoing efforts to optimize its funding mix. Despite this progress, some margin compression did occur during the fourth quarter as the yield curve continued to invert. Puckett commented that the Company was able to overcome the impact of this challenging interest rate environment through continued initiatives to increase non-interest income associated with its High Performance Checking product.

    Greene County Bancshares continued to focus on controlling expenses as it expanded its business and market reach. The Company's efficiency ratio was 58.73% in the fourth quarter, an improvement from 61.21% in the fourth quarter of 2005. For the full year, the Company's efficiency ratio was 56.91% versus 60.29% for 2005.

    Net interest income for the fourth quarter increased 10% to $18,468,000 from $16,839,000 in the year-earlier period, driven by a 12% increase in average loans outstanding between the periods. The quarter's provision for loan losses was $1,538,000, down from $1,979,000 in the fourth quarter of last year and reflecting ongoing improvements in asset quality. Net interest income for the year increased 22% to $71,957,000 compared with $58,786,000 for 2005, bolstered by a 16% increase in organic average loans outstanding, excluding the Clarksville branch acquisition. The Company's provision for loan losses declined 13% to $5,507,000 in 2006 from $6,365,000 in the prior year.

    Non-interest income increased 34% in the fourth quarter to $5,804,000 from $4,321,000 in the same quarter last year, while non-interest income for 2006 rose 41% to $20,778,000 from $14,756,000 in 2005. These advances reflected the ongoing positive impact of the Company's High Performance Checking Account product, a key strategic initiative. Fourth quarter "net" new checking accounts opened totaled 3,486 compared with 1,830 during the same quarter last year, an increase of over 90%. This momentum has helped drive non-interest income to 22% of total revenue in 2006, up from 20% in 2005.

    Non-interest expenses totaled $14,255,000 in the fourth quarter, up $1,303,000 or 10% over the same period a year ago and driven by additional formula-based incentive accruals and OREO-related expenses. For the full year 2006, non-interest expenses totaled $52,776,000 compared with $44,340,000 in 2005. Current year's expenses include the normal incremental operating expenses of $2,643,000 associated with the Company's purchase of five Clarksville branches in October 2005.

    Puckett concluded, "Although we believe that 2007 will be a challenging year, we anticipate that earnings will continue to increase as we strengthen our position within our existing markets and further expand into adjacent markets."

    At December 31, 2006, the Company's total assets increased 9% to $1,772,654,000 from $1,619,989,000 at December 31, 2005. Net loans increased 12% to $1,539,629,000 at December 31, 2006, from
$1,378,642,000 at December 31, 2005. Deposits rose 3% to
$1,332,505,000 at December 31, 2006, from $1,295,879,000 at
December 31, 2005. Total shareholders' equity increased 10% to
$184,471,000 at December 31, 2006, versus $168,021,000 at
December 31, 2005.

    Greeneville, Tennessee-based Greene County Bancshares, Inc., with total assets of approximately $1.8 billion, is the holding company for Greene County Bank. Greene County Bank, founded in 1890, has 49 branches throughout East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina, and a wealth management office in Lebanon, Tennessee. In addition, Greene County Bank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in subprime automobile lending; and Fairway Title Co., a title insurance company.

    This news release may contain forward-looking statements regarding Greene County Bancshares, Inc., as defined in Section 21E of the Securities Exchange Act of 1934. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in the Greene County Bancshares, Inc. filings with the Securities and Exchange Commission.


                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                      Three Months Ended             Year Ended
                ------------------------------ -----------------------
                Dec. 31, Sept. 30,  Dec. 31,    Dec. 31,    Dec. 31,
                 2006      2006       2005        2006        2005
                -------- --------- ----------- ----------- -----------
Interest income $31,734   $30,367     $25,638    $117,357     $87,191
Interest
 expense         13,266    11,837       8,799      45,400      28,405
                -------- --------- ----------- ----------- -----------
Net interest
 income          18,468    18,530      16,839      71,957      58,786
Provision for
 loan losses      1,538     1,661       1,979       5,507       6,365
                -------- --------- ----------- ----------- -----------
Net interest
 income after
 provision for
 loan losses     16,930    16,869      14,860      66,450      52,421
Non-interest
 income           5,804     5,191       4,321      20,778      14,756
Non-interest
 expense         14,255    13,136      12,952      52,776      44,340
                -------- --------- ----------- ----------- -----------
Income before
 income taxes     8,479     8,924       6,229      34,452      22,837
Income taxes      3,305     3,415       2,391      13,190       8,674
                -------- --------- ----------- ----------- -----------
Net income       $5,174    $5,509      $3,838     $21,262     $14,163
                ======== ========= =========== =========== ===========
Comprehensive
 income          $5,244    $5,672      $3,627     $21,503     $13,820
                ======== ========= =========== =========== ===========

Earnings per
 share:
   Basic          $0.53     $0.56       $0.40       $2.17       $1.73
                ======== ========= =========== =========== ===========
   Diluted        $0.52     $0.56       $0.39       $2.14       $1.71
                ======== ========= =========== =========== ===========

Weighted
 average
 shares:
   Basic          9,805     9,790       9,710       9,788       8,184
                ======== ========= =========== =========== ===========
   Diluted        9,942     9,900       9,800       9,933       8,276
                ======== ========= =========== =========== ===========

Dividends
 declared per
 share            $0.28     $0.12       $0.26       $0.64       $0.62
                ======== ========= =========== =========== ===========



                                    Dec. 31,    Sept. 30,   Dec. 31,
                                      2006        2006        2005
                                   ----------- ----------- -----------
Total assets                       $1,772,654  $1,727,268  $1,619,989
Cash and cash
 equivalents                           70,640      41,474      74,523
Investment
 securities                            47,340      52,796      58,736
Loans, net of
 unearned
 interest                           1,539,629   1,493,878   1,378,642
Allowance for
 loan losses                           22,302      21,616      19,739
Deposits                            1,332,505   1,242,810   1,295,879
Shareholders'
 equity                               184,471     181,659     168,021
Tangible
 shareholders'
 equity (1)                           145,931     142,848     128,399
Book value per
 share                                  18.80       18.54       17.20
Tangible book
 value per
 share (1)                              14.87       14.58       13.15


(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                    GREENE COUNTY BANCSHARES, INC.
                Condensed Consolidated Balance Sheets
               December 31, 2006 and December 31, 2005
        (Dollars in thousands except share and per share data)

                                            (Unaudited)
                                            December 31,  December 31,
                                               2006         2005 (1)
                                            ------------  ------------
                  ASSETS
------------------------------------------

Cash and due from banks                    $     44,657  $     46,136

Federal funds sold & other                       25,983        28,387

Securities available-for-sale ("AFS")            37,740        48,868
Securities held-to-maturity (with a market
 value of $2,544 and $3,335 on December
 31, 2006 and December 31, 2005)                  2,545         3,379

FHLB, Bankers Bank and other stock, at
 cost                                             7,055         6,489

Loans held for sale                               1,772         2,686

Loans, net of unearned interest               1,539,629     1,378,642

Allowance for loan losses                       (22,302)      (19,739)

Bank premises and equipment, net of
 accumulated depreciation                        57,258        49,985

Goodwill and other intangible assets             38,540        39,622

Other assets                                     39,777        35,534

                                            ------------  ------------
     Total Assets                          $  1,772,654  $  1,619,989
                                            ============  ============

   LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------------

Deposits                                   $  1,332,505  $  1,295,879
Federal funds purchased                          20,000             -
Repurchase agreements                            22,165        17,498
FHLB advances and notes payable                 177,571       105,146
Subordinated debentures                          13,403        13,403
Accrued interest payable and other
 liabilities                                     22,539        20,042
                                            ------------  ------------

    Total Liabilities                         1,588,183     1,451,968
                                            ------------  ------------

           SHAREHOLDERS' EQUITY
------------------------------------------

Common Stock: $2 par value, 15,000,000
 shares authorized; 9,810,867 and
 9,766,336 shares outstanding                    19,622        19,533
Paid in Capital                                  71,828        70,700
Retained Earnings                                93,150        78,158
Accumulated Other Comprehensive Income
 (Loss)                                            (129)         (370)
                                            ------------  ------------

    Total Shareholders' Equity                  184,471       168,021
                                            ------------  ------------

    Total Liabilities & Shareholders'
     Equity                                $  1,772,654  $  1,619,989
                                            ============  ============

(1) Derived from Audited Consolidated Financial Statements.



                    GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income Three Months Ended December 31, 2006, September 30, 2006 and December
      31, 2006 and Twelve Months Ended December 31, 2006 and 2005
                             (Unaudited)

        (Dollars in thousands except share and per share data)


                                        Three Months Ended
                             -----------------------------------------
                             December 31,  September 30,  December 31,
                                2006           2006          2005
                             ------------  -------------  ------------

Interest Income:
---------------------------
  Interest and Fees on
   Loans                    $     31,012  $      29,600  $     24,809
  Interest on Investment
   Securities                        694            752           649
  Interest on Federal Funds
   Sold and Interest-
   earning Deposits                   28             15           180
                             ------------  -------------  ------------
      Total Interest Income       31,734         30,367        25,638
                             ------------  -------------  ------------

Interest Expense:
---------------------------
  Interest on Deposits            10,573          8,828         7,433
  Interest on Borrowings           2,693          3,009         1,366
                             ------------  -------------  ------------
     Total Interest Expense       13,266         11,837         8,799
                             ------------  -------------  ------------

        Net Interest Income       18,468         18,530        16,839

Provision for Loan Losses          1,538          1,661         1,979
                             ------------  -------------  ------------

     Net Interest Income
      after Provision for
      Loan Losses                 16,930         16,869        14,860
                             ------------  -------------  ------------

Noninterest Income:
---------------------------
  Service Charges,
   Commissions and Fees            4,805          4,125         3,546
  Other Income                       999          1,066           775
                             ------------  -------------  ------------
   Total Noninterest Income        5,804          5,191         4,321
                             ------------  -------------  ------------
Noninterest Expense:
---------------------------
  Salaries and Benefits            6,883          6,768         6,475
  Occupancy and Furniture
   and Equipment Expense           2,084          2,046         1,939
  Other Expenses                   5,288          4,322         4,538
                             ------------  -------------  ------------
  Total Noninterest Expense       14,255         13,136        12,952
                             ------------  -------------  ------------

     Income Before Income
      Taxes                        8,479          8,924         6,229

Income Taxes                       3,305          3,415         2,391
                             ------------  -------------  ------------

    Net Income              $      5,174  $       5,509  $      3,838
                             ============  =============  ============

    Comprehensive Income    $      5,244  $       5,672  $      3,627
                             ============  =============  ============

Per Share of Common Stock:
---------------------------
  Basic Earnings                   $0.53          $0.56         $0.40
                             ============  =============  ============
  Diluted Earnings                 $0.52          $0.56         $0.39
                             ============  =============  ============
  Dividends                        $0.28          $0.12         $0.26
                             ============  =============  ============

Weighted Average Shares
 Outstanding:
---------------------------
  Basic                        9,805,065      9,790,058     9,709,731
                             ============  =============  ============
  Diluted                      9,942,078      9,900,396     9,799,609
                             ============  =============  ============


                                               Twelve Months Ended
                                            --------------------------
                                            December 31,  December 31,
                                               2006          2005
                                            ------------  ------------

Interest Income:
---------------------------
  Interest and Fees on
   Loans                                   $    114,493  $     84,074
  Interest on Investment
   Securities                                     2,726         2,340
  Interest on Federal Funds
   Sold and Interest-
   earning Deposits                                 138           777
                                            ------------  ------------
      Total Interest Income                     117,357        87,191
                                            ------------  ------------

Interest Expense:
---------------------------
  Interest on Deposits                           36,090        23,481
  Interest on Borrowings                          9,310         4,924
                                            ------------  ------------
     Total Interest Expense                      45,400        28,405
                                            ------------  ------------

        Net Interest Income                      71,957        58,786

Provision for Loan Losses                         5,507         6,365
                                            ------------  ------------

     Net Interest Income
      after Provision for
      Loan Losses                                66,450        52,421
                                            ------------  ------------

Noninterest Income:
---------------------------
  Service Charges,
   Commissions and Fees                          16,162        11,683
  Other Income                                    4,616         3,073
                                            ------------  ------------
   Total Noninterest Income                      20,778        14,756
                                            ------------  ------------
Noninterest Expense:
---------------------------
  Salaries and Benefits                          26,308        22,185
  Occupancy and Furniture
   and Equipment Expense                          8,239         7,273
  Other Expenses                                 18,229        14,882
                                            ------------  ------------
  Total Noninterest Expense                      52,776        44,340
                                            ------------  ------------

     Income Before Income
      Taxes                                      34,452        22,837

Income Taxes                                     13,190         8,674
                                            ------------  ------------

    Net Income                             $     21,262  $     14,163
                                            ============  ============

    Comprehensive Income                   $     21,503  $     13,820
                                            ============  ============

Per Share of Common Stock:
---------------------------
  Basic Earnings                                  $2.17         $1.73
                                            ============  ============
  Diluted Earnings                                $2.14         $1.71
                                            ============  ============
  Dividends                                       $0.64         $0.62
                                            ============  ============

Weighted Average Shares
 Outstanding:
---------------------------
  Basic                                       9,788,004     8,184,499
                                            ============  ============
  Diluted                                     9,933,278     8,276,133
                                            ============  ============



                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                             (UNAUDITED)

        (Dollars in thousands except share and per share data)


                              December 31,     December 31,       %
                                 2006             2005         Change
                              ------------     ------------    -------
Financial Condition Data:
----------------------------

  Assets                     $  1,772,654     $  1,619,989       9.42%
  Loans, net of unearned
   interest                     1,539,629        1,378,642      11.68%
  Cash and investments             91,997          104,872     -12.28%
  Federal funds sold               25,983           28,387      -8.47%
  Deposits                      1,332,505        1,295,879       2.83%
  Federal funds purchased          20,000                -          -
  FHLB advances and notes
   payable                        177,571          105,146      68.88%
  Subordinated debentures          13,403           13,403       0.00%
  Federal funds purchased
   and repurchase agreements       22,165           17,498      26.67%
  Shareholders' equity            184,471          168,021       9.79%
  Tangible shareholders'
   equity (1)                     145,931          128,399      13.65%

  Ratios:
----------------------------
    Book value per share           $18.80           $17.20       9.30%
    Tangible book value per
     share (1)                     $14.87           $13.15      13.08%
    Average equity to
     average assets                 10.78%            9.20%     17.17%
    Dividend payout ratio           29.91%(2)        36.26%(2) -17.52%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.16 and $.14 per share paid in December 2006 and 2005, respectively.


                                        Three Months Ended
                                           December 31,
                                      ----------------------
                                        2006        2005     % Change
                                      ----------  ---------- ---------
Operating Data:
------------------------------------

  Total Interest Income              $   31,734  $   25,638     23.78%
  Total Interest Expense                 13,266       8,799     50.77%
                                      ----------  ---------- ---------
    Net Interest Income                  18,468      16,839      9.67%
  Provision for Loan Losses               1,538       1,979    -22.28%
                                      ----------  ---------- ---------
    Net Interest Income After
     Provision for Loan Losses           16,930      14,860     13.93%
  Non-Interest Income                     5,804       4,321     34.32%
  Non-Interest Expense                   14,255      12,952     10.06%
                                      ----------  ---------- ---------
    Income Before Income Taxes            8,479       6,229     36.12%
                                      ----------  ---------- ---------
  Income Tax Expense                      3,305       2,391     38.23%
                                      ----------  ---------- ---------
    Net Income                       $    5,174  $    3,838     34.81%
                                      ==========  ========== =========

    Comprehensive Income             $    5,244  $    3,627     44.58%
                                      ==========  ========== =========

Per Share of Common Stock:
------------------------------------
  Basic Earnings                          $0.53       $0.40     32.50%
                                      ==========  ========== =========
  Diluted Earnings                        $0.52       $0.39     33.33%
                                      ==========  ========== =========
  Dividends                               $0.28       $0.26      7.69%
                                      ==========  ========== =========

Weighted Average Shares Outstanding:
------------------------------------
  Basic                               9,805,065   9,709,731
                                      ==========  ==========
  Diluted                             9,942,078   9,799,609
                                      ==========  ==========


                                       Twelve Months Ended
                                           December 31,
                                      ----------------------
                                        2006        2005     % Change
                                      ----------  ---------- ---------
Operating Data:
-----------------------------------

  Total Interest Income              $  117,357  $   87,191     34.60%
  Total Interest Expense                 45,400      28,405     59.83%
                                      ----------  ---------- ---------
    Net Interest Income                  71,957      58,786     22.40%
  Provision for Loan Losses               5,507       6,365    -13.48%
                                      ----------  ---------- ---------
    Net Interest Income After
     Provision for Loan Losses           66,450      52,421     26.76%
  Non-Interest Income                    20,778      14,756     40.81%
  Non-Interest Expense                   52,776      44,340     19.03%
                                      ----------  ---------- ---------
    Income Before Income Taxes           34,452      22,837     50.86%
                                      ----------  ---------- ---------
  Income Tax Expense                     13,190       8,674     52.06%
                                      ----------  ---------- ---------
    Net Income                       $   21,262  $   14,163     50.12%
                                      ==========  ========== =========

    Comprehensive Income             $   21,503  $   13,820     55.59%
                                      ==========  ========== =========

Per Share of Common Stock:
-----------------------------------
  Basic Earnings                          $2.17       $1.73     25.43%
                                      ==========  ========== =========
  Diluted Earnings                        $2.14       $1.71     25.15%
                                      ==========  ========== =========
  Dividends                               $0.64       $0.62      3.23%
                                      ==========  ========== =========

Weighted Average Shares
 Outstanding:
-----------------------------------
  Basic                               9,788,004   8,184,499
                                      ==========  ==========
  Diluted                             9,933,278   8,276,133
                                      ==========  ==========



                                         Three Months Ended
                              ----------------------------------------
                              December 31,  September 30, December 31,
                                 2006           2006         2005
                              ------------  ------------- ------------
Key Financial Ratios:
-----------------------------

  Return on Average Assets           1.20%          1.32%        0.98%
  Return on Average
   Shareholders' Equity             11.16%         12.22%        9.10%
  Return on Average Tangible
   Shareholders' Equity (1)         14.10%         15.59%       11.65%
  Interest Rate Spread               4.16%          4.35%        4.29%
  Net Interest Margin                4.66%          4.83%        4.67%
  Efficiency Ratio                  58.73%         55.38%       61.21%



                                                   Twelve Months Ended
                                                      December 31,
                                                   -------------------
                                                     2006       2005
                                                   ---------    ------
Key Financial Ratios:
------------------------------------------------

  Return on Average Assets                             1.28%     1.02%
  Return on Average Shareholders' Equity              11.91%    11.09%
  Return on Average Tangible Shareholders'
   Equity (1)                                         15.25%    14.04%
  Interest Rate Spread                                 4.32%     4.30%
  Net Interest Margin                                  4.77%     4.61%
  Efficiency Ratio                                    56.91%    60.29%


(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                              December 31,  September 30, December 31,
                                 2006           2006         2005
                              ------------  ------------- ------------
Asset Quality Ratios:
-----------------------------
  Nonperforming Loans as a
   Percentage of Total Loans,
   net of Unearned Income            0.23%          0.33%        0.49%
  Nonperforming Assets as a
   Percentage of Total Assets        0.29%          0.42%        0.65%
  Allowance for Loan Losses
   as a Percentage of Total
   Loans, net of Unearned
   Income                            1.45%          1.45%        1.43%
  Allowance for Loan Losses
   as a Percentage of
   Nonperforming Loans             635.93%        442.23%      293.56%
  Net Charge-Offs to Average
   Total Loans, Net of
   Unearned Income                   0.20%          0.20%        0.32%


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                          December 31, 2006
                             (UNAUDITED)

Nonperforming Assets and Net Charge-offs
---------------------------------------------

As of and for the three months ended December
 31, 2006                                       Bank   Other    Total
---------------------------------------------  ------  ------  -------
  Loans past due 90 days and still accruing   $   15  $   13  $    28
  Nonaccrual loans                             2,866     613    3,479
  Other real estate owned and repossessed
   assets                                      1,336     352    1,688
                                               ------  ------  -------
      Total nonperforming assets              $4,217  $  978  $ 5,195
                                               ======  ======  =======

  YTD annualized net charge-offs              $2,041  $  903  $ 2,944
                                               ======  ======  =======

As of and for the year ended December 31,
 2005                                           Bank   Other    Total
---------------------------------------------  ------  ------  -------
  Loans past due 90 days and still accruing   $  809  $    -  $   809
  Nonaccrual loans                             5,393     522    5,915
  Other real estate owned and repossessed
   assets                                      3,396     347    3,743
                                               ------  ------  -------
      Total nonperforming assets              $9,598  $  869  $10,467
                                               ======  ======  =======

  Net charge-offs                             $2,490  $1,324  $ 3,814
                                               ======  ======  =======



Asset Quality Ratios
-----------------------------------------

As of and for the three months ended
 December 31, 2006                         Bank    Other  Consolidated
----------------------------------------- ------- ------- ------------
  Nonperforming loans as a percentage of
   total loans, net of unearned income      0.19%   1.84%        0.23%
  Nonperforming assets as a percentage of
   total assets                             0.24%   2.53%        0.29%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                          1.28%   7.94%        1.45%
  Allowance for loan losses as a
   percentage of nonperforming loans 680.25% 431.95% 635.93% YTD annualized net charge-offs to average total loans, net of unearned
   income                                   0.14%   2.82%        0.20%


As of and for the year ended December 31,
 2005                                      Bank    Other  Consolidated
----------------------------------------- ------- ------- ------------
  Nonperforming loans as a percentage of
   total loans, net of unearned income      0.45%   1.68%        0.49%
  Nonperforming assets as a percentage of
   total assets                             0.59%   2.37%        0.65%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                          1.26%   7.89%        1.43%
  Allowance for loan losses as a
   percentage of nonperforming loans 278.65% 470.69% 293.56% Net charge-offs to average total loans,
   net of unearned income                   0.21%   4.22%        0.32%



                    GREENE COUNTY BANCSHARES, INC.
        Condensed Average Balances, Interest Rates and Yields
                          December 31, 2006


                                 Three Months Ended
                                    December 31,
               -------------------------------------------------------
                          2006                        2005
               --------------------------- ---------------------------

                Average            Average  Average            Average
                Balance   Interest  Rate    Balance   Interest  Rate
               ---------- -------- ------- ---------- -------- -------
Interest-
 earning
 assets:
--------------

 Loans         1,516,804   31,012    8.11% 1,350,357   24,809    7.29%
 Investment
  securities      52,389      694    5.26%    60,301      649    4.27%
 Other short-
  term
  investments      2,207       28    5.03%    18,597      180    3.84%
               ---------- -------- ------- ---------- -------- -------
        Total
     interest-
      earning
        assets 1,571,400   31,734    8.01% 1,429,255   25,638    7.12%
               ---------- -------- ------- ---------- -------- -------

 Non-interest
  earning
  assets         151,121                     140,186
               ----------                  ----------
  Total assets 1,722,521                   1,569,441
               ==========                  ==========


Interest-
 bearing
 liabilities:
--------------
Deposits:
--------------
 Now accounts,
  money market
  and savings    479,498    2,821    2.33%   496,629    2,178    1.74%
 Time deposits   684,410    7,752    4.49%   630,787    5,255    3.31%
               ---------- -------- ------- ---------- -------- -------
Total interest
      bearing-
      deposits 1,163,908   10,573    3.60% 1,127,416    7,433    2.62%
               ---------- -------- ------- ---------- -------- -------

 Securities
  sold under
  repurchase
  and short-
  term
  borrowings      30,504      334    4.34%    15,840      132    3.31%
 Notes payable   171,853    2,359    5.45%    92,657    1,234    5.28%

               ---------- -------- ------- ---------- -------- -------
        Total
     interest-
      bearing
   liabilities 1,366,265   13,266    3.85% 1,235,913    8,799    2.83%
               ---------- -------- ------- ---------- -------- -------

Non-Interest
 Bearing
 Liabilities:
--------------
 Demand
  Deposits       150,609                     146,261
 Other
  Liabilities     20,194                      18,647
               ----------                  ----------
    Total Non-
     Interest
      Bearing
   Liabilities   170,803                     164,908
               ----------                  ----------

        Total
   liabilities 1,537,068                   1,400,821
               ----------                  ----------

 Shareholders'
  equity         185,453                     168,620

        Total
 liabilities &
 shareholders'
        equity 1,722,521                   1,569,441
               ==========                  ==========

Net interest
 income                    18,468                      16,839
                          ========                    ========

Interest rate
 spread                              4.16%                       4.29%
                                   =======                     =======

Net yield on
 interest-
 earning
 assets (net
 interest
 margin)                             4.66%                       4.67%
                                   =======                     =======




                                 Twelve Months Ended
                                    December 31,
               -------------------------------------------------------
                          2006                        2005
               --------------------------- ---------------------------

                Average            Average  Average            Average
                Balance   Interest  Rate    Balance   Interest  Rate
               ---------- -------- ------- ---------- -------- -------
Interest-
 earning
 assets:
--------------

 Loans         1,450,516  114,493    7.89% 1,191,077   84,074    7.06%
 Investment
  securities      55,152    2,726    4.94%    58,750    2,340    3.98%
 Other short-
  term
  investments      2,799      138    4.93%    25,964      777    2.99%
               ---------- -------- ------- ---------- -------- -------
        Total
     interest-
      earning
        assets 1,508,467  117,357    7.78% 1,275,791   87,191    6.84%
               ---------- -------- ------- ---------- -------- -------

 Non-interest
  earning
  assets         148,311                     112,805
               ----------                  ----------
  Total assets 1,656,778                   1,388,596
               ==========                  ==========


Interest-
 bearing
 liabilities:
--------------
Deposits:
--------------
 Now accounts,
  money market
  and savings    493,019   10,524    2.13%   423,619    5,654    1.33%
 Time deposits   641,672   25,566    3.98%   591,608   17,827    3.01%
               ---------- -------- ------- ---------- -------- -------
Total interest
      bearing-
      deposits 1,134,691   36,090    3.18% 1,015,227   23,481    2.31%
               ---------- -------- ------- ---------- -------- -------

 Securities
  sold under
  repurchase
  and short-
  term
  borrowings      32,487    1,469    4.52%    15,695      414    2.64%
 Notes payable   144,155    7,841    5.44%    89,429    4,510    5.04%

               ---------- -------- ------- ---------- -------- -------
        Total
     interest-
      bearing
   liabilities 1,311,333   45,400    3.46% 1,120,351   28,405    2.54%
               ---------- -------- ------- ---------- -------- -------

Non-Interest
 Bearing
 Liabilities:
--------------
 Demand
  Deposits       147,947                     125,071
 Other
  Liabilities     18,952                      15,460
               ----------                  ----------
    Total Non-
     Interest
      Bearing
   Liabilities   166,899                     140,531
               ----------                  ----------

        Total
   liabilities 1,478,232                   1,260,882
               ----------                  ----------

 Shareholders'
  equity         178,546                     127,714

        Total
 liabilities &
 shareholders'
        equity 1,656,778                   1,388,596
               ==========                  ==========

Net interest
 income                    71,957                      58,786
                          ========                    ========

Interest rate
 spread                              4.32%                       4.30%
                                   =======                     =======

Net yield on
 interest-
 earning
 assets (net
 interest
 margin)                             4.77%                       4.61%
                                   =======                     =======



                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                          December 31, 2006
                             (UNAUDITED)

                     December 31, 2006   December 31, 2005
                     ------------------  ------------------
Loans                 Balance      %      Balance      %     % Change
-------------------  ---------- -------  ---------- -------  ---------
Commercial          $  258,998   16.70% $  245,285   17.67%      5.59%
Commercial real
 estate                921,190   59.38%    729,254   52.52%     26.32%
Residential real
 estate                281,629   18.16%    319,797   23.03%    -11.94%
Consumer                87,111    5.62%     90,682    6.53%     -3.94%
Other                    2,203    0.14%      3,476    0.25%    -36.62%
                     ---------- -------  ---------- -------  ---------
                     1,551,131  100.00%  1,388,494  100.00%     11.71%
                                =======             =======  =========

  Less: Unearned
   interest income     (11,502)             (9,852)
                     ----------          ----------
    Total           $1,539,629          $1,378,642
                     ==========          ==========


Loan Balances by Banking Units and
 Operating Subsidiaries
---------------------------------------

                     December 31, 2006   December 31, 2005
                     ------------------  ------------------
                                 % to                % to
                        Loan     Total      Loan     Total
                      Balance    Loans    Balance    Loans   % Change
                     ---------- -------  ---------- -------  ---------

Greene County Bank  $  105,452    6.85% $  113,213    8.21%     -6.86%
American Fidelity
 Bank                  529,379   34.38%    447,261   32.46%     18.36%
Bank of Athens          50,349    3.27%     46,744    3.39%      7.71%
Bank of Bulls Gap        4,972    0.32%      5,273    0.38%     -5.71%
Bank of Niota            7,847    0.51%     10,478    0.76%    -25.11%
Clarksville
 Community Bank        105,463    6.85%    107,660    7.81%     -2.04%
Cocke County Bank        6,579    0.43%      6,021    0.44%      9.27%
Community Bank of
 Loudon County          30,753    2.00%     23,362    1.69%     31.64%
Community Trust
 Bank                    7,304    0.47%      9,937    0.72%    -26.50%
First Bristol Bank      61,912    4.02%     57,661    4.18%      7.37%
First Independent
 Bank                   58,745    3.82%     65,391    4.74%    -10.16%
Hamblen County Bank     45,986    2.99%     48,944    3.55%     -6.04%
Hawkins County Bank     32,528    2.11%     31,887    2.31%      2.01%
Bank of Lawrence
 County                 22,904    1.49%     24,222    1.76%     -5.44%
Middle Tennessee
 Bank and Trust        131,819    8.56%     87,351    6.34%     50.91%
Rutherford Bank and
 Trust                  95,448    6.20%     83,590    6.06%     14.19%
Sullivan County
 Bank                   14,677    0.95%     16,865    1.22%    -12.97%
Washington County
 Bank                  193,461   12.57%    161,643   11.72%     19.68%

GCB Acceptance
 Corporation            13,444    0.87%     12,140    0.88%     10.74%
Superior Financial
 Services, Inc.         20,607    1.34%     18,999    1.38%      8.46%

                     ---------- -------  ---------- -------  ---------
    Totals          $1,539,629  100.00% $1,378,642  100.00%     11.68%
                     ========== =======  ========== =======  =========

----------------------------------------------------------------------


----------------------------------------------------------------------
                     December 31, 2006   December 31, 2005
                     ------------------  ------------------
Deposits              Balance      %      Balance      %     % Change
-------------------  ---------- -------  ---------- -------  ---------
Non-interest
 bearing demand     $  152,634   11.45% $  144,216   11.13%      5.84%
Interest bearing
 demand                304,828   22.88%    268,714   20.74%     13.44%
Money market and
 savings               194,068   14.56%    245,740   18.96%    -21.03%
Retail time            445,816   33.46%    425,506   32.83%      4.77%
Jumbo time             235,159   17.65%    211,703   16.34%     11.08%
                     ---------- -------  ---------- -------  ---------
  Total             $1,332,505  100.00% $1,295,879  100.00%      2.83%
                     ========== =======  ========== =======  =========

Deposit Balances by Banking Units and
 Operating Subsidiaries
---------------------------------------

                     December 31, 2006   December 31, 2005
                     ------------------  ------------------
                      Balance      %      Balance      %     % Change
                     ---------- -------  ---------- -------  ---------
Greene County Bank  $  331,301   24.88% $  322,396   24.90%      2.76%
American Fidelity
 Bank                  204,673   15.36%    184,874   14.27%     10.71%
Bank of Athens          28,896    2.17%     26,280    2.03%      9.95%
Bank of Bulls Gap       17,789    1.34%     16,181    1.25%      9.94%
Bank of Niota           17,092    1.28%     16,237    1.25%      5.27%
Clarksville
 Community Bank        154,967   11.63%    169,032   13.04%     -8.32%
Cocke County Bank       32,612    2.45%     28,314    2.18%     15.18%
Community Bank of
 Loudon County          25,452    1.91%     24,507    1.89%      3.86%
Community Trust
 Bank                    4,981    0.37%      6,539    0.50%    -23.83%
First Bristol Bank      34,784    2.61%     47,351    3.65%    -26.54%
First Independent
 Bank                   96,934    7.27%    101,071    7.80%     -4.09%
Hamblen County Bank     62,202    4.67%     52,998    4.09%     17.37%
Hawkins County Bank     45,234    3.39%     47,484    3.66%     -4.74%
Bank of Lawrence
 County                 74,135    5.56%     70,519    5.44%      5.13%
Middle Tennessee
 Bank and Trust         59,356    4.45%     38,919    3.00%     52.51%
Rutherford Bank and
 Trust                  52,762    3.96%     51,903    4.01%      1.66%
Sullivan County
 Bank                   13,184    0.99%     13,671    1.05%     -3.56%
Washington County
 Bank                   76,151    5.71%     77,603    5.99%     -1.87%

GCB Acceptance
 Corporation                 -    0.00%          -    0.00%         -
Superior Financial
 Services, Inc.              -    0.00%          -    0.00%         -

                     ---------- -------  ---------- -------  ---------
                    $1,332,505  100.00% $1,295,879  100.00%      2.83%
                     ========== =======  ========== =======  =========


    CONTACT: Greene County Bancshares, Inc.
             James E. Adams, 423-278-3050
             Senior Vice President and Chief Financial Officer